EXHIBIT 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of RWD Technologies, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.

The Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2003 (the “Report”), fully complies with the  requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Company’s Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003

	By:	/s/ Robert W. Deutsch
Robert W. Deutsch, Ph.D.
Chairman of the Board, Chief Executive Officer, President, and Director (Principal Executive Officer)